UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): March 1, 2009


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)



          FLORIDA                      0-26509                   65-0601272
(State or other jurisdiction         (Commission              (I.R.S. Employer
   of incorporation)                 File Number)            Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS

         Effective March 1, 2009, Marc R. Solochek was appointed a director of National Coal Corp. to fill a vacancy on the board. Mr. Solochek will receive an annual retainer of $50,000 to be paid on a monthly basis. Upon his appointment, Mr. Solochek also received a non-qualified stock option grant for the purchase of 75,000 shares of our common stock with a term of 10 years, which options vest in annual equal installments over four years.

         Mr. Solochek is the Chief Financial Officer and Chief Executive Officer of Medical Information Systems Technology, LLC, a developer and marketer of medical software and associated hardware, and the Chief Financial Officer of Strictly Business Computer Systems, Inc., a software company, positions he has held since August 2006, and was previously a consultant to SBCS from November 2004 through July 2006. Mr. Solochek also served as the Executive Vice President and Chief Financial Officer of Vulcan Capital Management, LLC, a private equity firm, from November 2003 until February 2008. From November 2004 to May 2006, Mr. Solochek served as the Chairman of the Board of Managers of The Elk Horn Coal Company, LLC. In the past, Mr. Solochek also provided financial consulting services to the mining industry and has previously served as an officer for other coal companies. He holds a bachelor's degree in business administrative and a juris doctorate from the University of Wisconsin.

         There are no understandings or arrangements between Mr. Solochek and any other person pursuant to which Mr. Solochek was selected as a director. Mr. Solochek does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, Mr. Solochek has never entered into a transaction with us, nor is there any proposed transaction between us and Mr. Solochek.

         A press release announcing Mr. Solochek's appointment is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1     Press Release dated March 1, 2009.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NATIONAL COAL CORP.



Date:    March 5, 2009         By:   /S/ MICHAEL R. CASTLE
                                    ----------------------------------
                                         Michael R. Castle
                                         Chief Financial Officer


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